EXHIBIT 32.1

CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Metabolix, Inc. (the “Company”) for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jay Kouba, the Principal Executive Officer of the Company and Thomas G. Auchincloss, Jr., the Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

(1)                             the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)                             the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2007	/s/ JAY KOUBA
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

Dated: May 11, 2007	/s/ THOMAS G. AUCHINCLOSS, JR.
Vice President and Chief Financial Officer (Principal Financial Officer)